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                                                                   Exhibit 99.40

GE CAPITAL MORTGAGE SERVICES, INC.

AMENDED MONTHLY STATEMENT

JANUARY 1997

REMIC Multi-Class Pass-Through Certificates

Series 1994-4

     Pursuant to the Pooling and Servicing Agreement dated as of January 1, 1994 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

(a) The amounts below are for a Single Certificate of $1,000.

     i) The amount of such distribution allocable to principal:

Class 4-A1 ....   $    0.00000000             Class 4-A12 ...   $    0.00000000
Class 4-A2 ....   $   16.79964380             Class 4-A13 ...   $    0.00000000
Class 4-A3 ....   $    0.00000000             Class 4-M .....   $    1.08149107
Class 4-A4 ....   $    0.00000000             Class 4-B1 ....   $    1.08149124
Class 4-A5 ....   $    0.00000000             Class 4-B2 ....   $    1.08149107
Class 4-A6 ....   $    0.00000000             Class 4-B3 ....   $    1.08149080
Class 4-A7 ....   $    0.00000000             Class 4-B4 ....   $    1.08150162
Class 4-A8 ....   $    0.00000000             Class 4-B5 ....   $    1.08148767
Class 4-A9 ....   $    0.00000000             Class 4-R .....   $    0.00000000
Class 4-A10 ...   $    7.74756053             Class 4-RL ....   $    0.00000000

          Principal Prepayments included in the above principal distribution (including the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to
          Section 2.02, 2.03 (b) or 3.16, respectively, and any amounts deposited pursuant to Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or 2.03(a), the proceeds of which are being distributed on such Distribution Date);

Class 4-A1 ....        0.00000000             Class 4-A12 ...        0.00000000
Class 4-A2 ....       11.95139377             Class 4-A13 ...        0.00000000
Class 4-A4 ....        0.00000000             Class 4-M .....        0.00000000
Class 4-A3 ....        0.00000000             Class 4-B1 ....        0.00000000
Class 4-A5 ....        0.00000000             Class 4-B2 ....        0.00000000
Class 4-A6 ....        0.00000000             Class 4-B3 ....        0.00000000
Class 4-A7 ....        0.00000000             Class 4-B4 ....        0.00000000
Class 4-A8 ....        0.00000000             Class 4-B5 ....        0.00000000

Class 4-A9 ....        0.00000000             Class 4-R .....        0.00000000
Class 4-A10 ...        5.51167321             Class 4-RL ....        0.00000000

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     ii)  The amount of such distribution to the
          Certificateholders of each class, allocable to
          Interest:

Class 4-A1 ....        0.00000000             Class 4-A12 ...        5.76189274
Class 4-A2 ....        4.08430774             Class 4-A13 ...        4.14368798
Class 4-A3 ....        4.99111061             Class 4-M .....        5.22277775
Class 4-A4 ....        5.40704101             Class 4-B1 ....        5.22277149
Class 4-A5 ....        5.40703891             Class 4-B2 ....        5.22276960
Class 4-A6 ....        5.22002879             Class 4-B3 ....        5.22276301
Class 4-A7 ....        5.40703655             Class 4-B4 ....        5.22273241
Class 4-A8 ....        5.35382237             Class 4-B5 ....        5.22274215
Class 4-A9 ....        5.40703657             Class 4-S .....        0.27283555
Class 4-A10 ...        2.94344018             Class 4-R .....        0.00000000
Class 4-A11 ...        1.29511371             Class 4-RL ....        0.00000000

     iii) The amount of servicing compensation received by
          GECMSI during the month preceding the month of
          distribution .....................................         0.17597807

(b) The amounts below are for the aggregate of all Certificates.

     iv)  The Pool Scheduled Principal Balances of each
          Mortgage Pool on the preceding Due Date after
          giving effect to all distributions allocable to
          principal made on such Distribution Date .........    $324,656,330.55

          The aggregate number of loans included in the Pool
          Scheduled Principal Balances .....................              1,110

     v) The Class Certificate Principal Balance of each Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to all distributions allocable to principal made on such Distribution Date and the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such Distribution
          Date:

                                        Class Certificate           Single
                                        Principal Balance    Certificate Balance

                    Class 4-A1 ....      $          0.00                 0.00
                    Class 4-A2 ....      $ 43,918,084.24               875.91
                    Class 4-A3 ....      $ 33,585,000.00             1,000.00
                    Class 4-A4 ....      $  1,585,000.00             1,000.00
                    Class 4-A5 ....      $  3,367,000.00             1,000.00
                    Class 4-A6 ....      $ 39,909,250.14               965.41

                    Class 4-A7 ....      $ 24,458,000.00             1,000.00
                    Class 4-A8 ....      $ 37,315,106.85               990.16
                    Class 4-A9 ....      $ 21,357,000.00             1,000.00
                    Class 4-A10 ...      $ 24,284,233.70               558.40
                    Class 4-A11 ...      $ 24,284,233.70               558.40
                    Class 4-A12 ...      $ 52,723,598.99               982.49
                    Class 4-A13 ...      $ 20,278,685.19               982.49

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                                        Class Certificate           Single
                                        Principal Balance    Certificate Balance

                    Class 4-M .....      $ 10,026,578.84               964.84
                    Class 4-B1 ....      $  4,557,226.95               964.84
                    Class 4-B2 ....      $  3,645,782.12               964.84
                    Class 4-B3 ....      $  1,822,891.47               964.84
                    Class 4-B4 ....      $    364,578.20               964.84
                    Class 4-B5 ....      $  1,458,313.86               964.84
                    Class 4-S .....      $324,656,330.55               859.19
                    Class 4-R .....      $          0.00                 0.00
                    Class 4-RL ....      $          0.00                 0.00

     vi)  The Pay-out Rate applicable to each class of
          Certificates:

Class 4-A1 ....        0.00000000%            Class 4-A12 ...        7.03746609%
Class 4-A2 ....        5.49022187%            Class 4-A13 ...        5.06102161%
Class 4-A3 ....        5.98933274%            Class 4-M .....        6.48844304%
Class 4-A4 ....        6.48844921%            Class 4-B1 ....        6.48843520%
Class 4-A5 ....        6.48844669%            Class 4-B2 ....        6.48843289%
Class 4-A6 ....        6.48844373%            Class 4-B3 ....        6.48842486%
Class 4-A7 ....        6.48844386%            Class 4-B4 ....        6.48838701%
Class 4-A8 ....        6.48844397%            Class 4-B5 ....        6.48839882%
Class 4-A9 ....        6.48844388%            Class 4-S .....        0.37965223%
Class 4-A10 ...        6.23888875%            Class 4-R .....        0.00000000%
Class 4-A11 ...        2.74511111%            Class 4-RL ....        0.00000000%

     vii) The following pertains to any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage
          Loan:

          book value .......................................    $          0.00
          unpaid principal balance .........................    $          0.00
          number of related mortgage loans .................                  0

    viii) The aggregate number and aggregate Principal
          Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were;

         (a)  delinquent

            (1)  30-59 days
             Number                10       Principal Balance   $  2,662,120.88
            (2)  60-89 days
             Number                 1       Principal Balance   $    193,085.56
            (3)  90 days or more
             Number                 0       Principal Balance   $          0.00

         (b)  in foreclosure
             Number                 0       Principal Balance   $          0.00

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     ix)  The Scheduled Principal Balance of any Mortgage
          Loan replaced pursuant to Section 2.03(b), and of
          any Modified Mortgage Loan purchased pursuant to
          Section 3.01(c); .................................    $          0.00

     x) Certificate Interest Rates of the following classes applicable to to the Interest Accrual
          Period for such Distribution Date;

              Class 4-A10 ...............            6.2500%
              Class 4-A11 ...............            2.7500%
              Class 4-A12 ...............            7.0500%
              Class 4-A13 ...............            5.0700%
              Class 4-S .................            0.3801%

          Certificate Interest Rates of the following classes applicable to to the current Interest
          Accrual Period;

              Class 4-A10 ...............        6.00000000%
              Class 4-A11 ...............        3.00000000%
              Class 4-A12 ...............        6.80000000%
              Class 4-A13 ...............        5.72002300%

     xi)  The Senior Percentage for such Distribution Date;           93.279358%

          The Junior Percentage for such Distribution Date;            6.720642%

     xii) The Senior Prepayment Percentage for such
          Distribution Date; ...............................         100.000000%

          The Junior Prepayment Percentage for such
          Distribution Date; ...............................           0.000000%